Risks and Concentration	12 Months Ended
Dec. 31, 2025
Risks and Concentration
Risks and Concentration
3	Risks and Concentration
a	Credit risk

Financial instruments that potentially subject the Group to concentration of credit risk consist primarily of cash and cash equivalents, time deposits and deposit in third-party payment channel. The Group limits its exposure to credit loss by depositing its cash and cash equivalents and time deposits with financial institutions in the PRC, Hong Kong, Philippines, Singapore, Malaysia, Thailand, Saudi Arabia and United Arab Emirates, which are among the largest and most reputable banks with high ratings from internationally-recognized rating agencies, which management believes are of high credit quality. The Group cooperates with large and reputable third-party payment channels for collection and payment services. The Group periodically reviews these institutions’ reputations, track records and reported reserves.

As of December 31, 2024 and 2025, the Group had US$12,322 and US$6,484 in cash and cash equivalents, US$89 and US$93 in time deposits with large banks in Singapore, respectively. Singapore has the official Singapore Deposit Insurance Corporation (SDIC) to protect the deposits in the licensed banks, up to a limit of SGD100. In addition, the Group believes that the risk of failure of the Singapore bank is remote.

As of December 31, 2024 and 2025, the Group had US$4,972 and US$8,267 in cash and cash equivalents with large banks in Hong Kong, respectively. Hong Kong has an official Deposit Protection Scheme (DPS), similar to the Federal Deposit Insurance Corporation (FDIC) in the United States. Deposits in the licensed banks are protected by DPS, up to a limit of HK$800. In addition, the Group believes that the risk of failure of the Hong Kong bank is remote.

b	Major customers and Vendors

There were no customers whose revenues individually represent greater than 10% of the total revenues of the Group for the years ended December 31, 2023, 2024 and 2025.

There were no vendors that individually represent greater than 10% of the total cost of revenues of the Group for the years ended December 31, 2023, 2024 and 2025.

3	Risks and Concentration (Continued)
c	Concentration of foreign currency risks

The Company’s reporting currency is USD. As a result of the Group’s multinational sales and operations, the Group’s cash and cash equivalents and time deposits are dominated in the respective functional currencies. As of December 31, 2025, the Group’s cash and cash equivalents and time deposits denominated in SAR were SAR54,062, accounting for approximately 36.9% of the Group’s total cash and cash equivalents and time deposits.

d	Foreign currency exchange rate risks

From 2022, most of the Group’s revenues generated from the international business and denominated in USD. However, as the request of service fee payments to all of the Philippine tutors, a significant portion of the costs are incurred in Philippine Pesos. The Philippines continues to experience inflation, currency declines and shortages of foreign exchange. The Group also has a portion of operating expenses denominated in RMB. The value of RMB against the U.S. dollar may fluctuate significantly and unpredictably. The fluctuations of the RMB against the US$ were approximately 1.7% depreciation, 1.5% depreciation and 2.2% appreciation in 2023, 2024 and 2025, respectively. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future. The Group is exposed to the risk of cost increases due to inflation in the Philippines and the appreciation of RMB. The Group does not currently engage in any transactions as a hedge against risk of loss due to foreign currency fluctuations.